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[CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                                   AGREEMENT                       EXHIBIT 10.17

This Agreement is made on 10 February 2000

between:

UNILEVER PLC, an English company having its principal place of business at Unilever House, Blackfriars, London EC4P 4BQ, England, and UNILEVER NV a Netherlands company having its principal place of business at Weena 455, 3013 AL Rotterdam, Netherlands (hereinafter collectively "Unilever")

and:

THERASENSE INC, a California corporation having its principal place of business at 1360 South Loop Road, Alameda, California 94502, United States (hereinafter "Licensee")

WHEREAS:
-------

A. Unilever is in possession directly or indirectly of certain Patent Rights relating to biosensors.

B. The Licensee has requested a non-exclusive licence under the Unilever Patent Rights, and the parties have agreed thereto on the terms hereinafter set forth.

NOW THEREFORE IT IS HEREBY AGREED:
---------------------------------

1.   DEFINITIONS:
     -----------

1.1 "Affiliate" shall mean any company which owns, is owned by or is commonly owned with the Licensee. Ownership shall mean the control of the voting rights attaching to over 50% of the voting shares of the company concerned.

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                                     - 2 -

1.2 "Patent Rights" shall mean the Unilever patent applications and patents set forth in the Schedule hereto, and patents based on or claiming priority from any of those patent applications and patents, as well as any substitution, division, continuation, continuation-in-part, re-examination or reissue thereof.

1.3 "Territory" shall mean all countries where the Patent Rights are valid and subsisting.

1.4 "Licensed Product" shall mean any electrochemical biosensor for analysis of markers for diabetes in a liquid sample, covered by or made in accordance with, or adapted for use as claimed in any granted patent or published patent application within the Patent Rights.

1.5  The "Effective Date" shall mean the date of this Agreement.

1.6 "First Commercial Sale" shall mean the first offering for sale by the Licensee or its Affiliates of Licensed Product for immediate delivery to an unrelated third party, and shall not include the building up of inventories at Licensee or Affiliates or pre-introduction announcements of anticipated products of Licensee.

2.   GRANT OF LICENCE
     ----------------

2.1 Unilever hereby grants to the Licensee and Licensee hereby accepts with effect from the Effective Date a non-exclusive *** licence under the Patent Rights in the Territory to make, have made for it, use and sell Licensed Products according to the terms set out in this Agreement.

2.2 There will be no right to sub-licence without prior written consent of Unilever.

*** Confidential Treatment Requested.
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                                     - 3 -

2.3 The licence to the Licensee shall not be assigned or otherwise transferred in whole or in part to any third party, except that the rights and obligations of the Licensee may be exercised by Affiliates, provided that the Licensee will remain wholly responsible and accountable to Unilever for the performance by each Affiliate of any such rights and obligations and the Licensee shall inform Unilever in writing before any Affiliate is nominated to exercise such rights and obligations.

3.   *** ROYALTY FEE
     -----------------

3.1 In consideration of the licence rights to be granted by Unilever in Clause 2 hereof, Licensee will pay to Unilever by bank transfer to the account identified in Clause 4.1 hereof, non-returnable payments as follows:

        *** upon signature of this Agreement;

        *** within 10 days after the date of the First Commercial Sale, or on 15th March 2000, whichever shall be earlier;

        ***
        ***
        ***

     The Licensee shall promptly notify Unilever in writing to the address in clause 6.3, the date when the second payment is to be made.

     *** Confidential Treatment Requested
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                                      -4-

4. ACCOUNTS
   --------

4.1 All payments due hereunder shall be made in US Dollars by bank credit transfer to:

     Correspondent Bank:  Citibank, New York
                          Swift address: ***
     For the account of:  CITIBANK, London
                          Swift address: ***
     In favour of:        Unilever UKCR
                          Account: ***

     or otherwise as Unilever shall direct. Unilever NV hereby confirm that Unilever PLC may make a valid and binding receipt on its behalf. Any payments which are sent to Unilever more than fifteen (15) days beyond their due dates as indicated in clause 3.1, shall bear interest at fifteen
     (15) percent per annum from the date on which payment was due to the date on which payment is received by Unilever.

4.2 All payments provided for under this Agreement shall be made to Unilever in full, provided however that in the event and only to the extent that any sum payable hereunder is subject to direct taxes levied or assessed by any government authority under the law of the country from which the remittance is made, and a treaty exists with that country and the country where the remittance is received or there is other provision for the avoidance of double taxation, the Licensee has the right to deduct from the payment any such taxes and the Licensee shall for each such deduction provide to Unilever a certificate or other documentary evidence executed by the appropriate official or relevant government authority to enable Unilever to claim relief from double taxation on such payments. All payments due under this Agreement are exclusive of value added tax, or equivalent taxes where applicable.

*** Confidential Treatment Requested
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                                      -5-

5.    TERMINATION
      -----------

5.1 The Licensee may terminate the licence granted in this Agreement at any time upon ninety (90) days written notice subject to payment of paid-up royalty as indicated in clause 3.1 until the actual date of termination.

5.2 Upon any default by the Licensee in the performance of any material obligation to be performed under the Agreement, Unilever may give written notice specifying the matter in default, and unless the default is cured within sixty (60) days following the giving of notice, Unilever may forthwith terminate the Agreement and the licence rights granted hereunder.

5.3 Unilever may terminate the licence rights of the Licensee forthwith if the Licensee shall be declared bankrupt or shall enter into liquidation or receivership or equivalent state.

5.4 In the event that Licensee challenges, directly or indirectly, any Patent Right outside the territory of the USA, Unilever shall have the right to terminate the license under this Patent Right immediately in the country in which the Patent Right is challenged.

5.5 In all instances, in the event that Licensee challenges any Patent Right in any country in the Territory, including the USA, Licensee will still be obliged to continue paying the royalties due under this Patent Right as set forth in Clause 3.

5.6 Unilever may terminate the licence rights of the Licensee forthwith if the Licensee manufactures, uses or sells any product which is covered by the Patent Rights in the country of such manufacture, use or sale, other than a Licensed Product. Such termination will be effective thirty (30) days after Unilever provides written notice to Licensee.

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                                    - 6 -

     specifying breach of this provision, unless during such notice period the default is cured by Licensee.

5.7 Termination pursuant to Clauses 5.1 to 5.6 hereof shall not relieve either party of any obligations accrued prior to the termination, nor rescind or give rise to any right to rescind anything done or any payments made hereinunder prior to the time of such termination.

5.8 Unless sooner terminated as provided above, the license rights granted hereunder shall continue until expiration of the last to expire of the patents within the Patent Rights.

6.   GENERAL PROVISIONS
     ------------------

6.1 This Agreement supersedes all previous oral and written agreements between the parties, and this Agreement constitutes complete resolution of all issues relating to the Patent Rights and is the only and entire understanding existing between the parties with respect to the subject matter of this Agreement. Any amendment thereto shall be in writing and signed by the parties.

6.2 The provisions of this Agreement shall be deemed separable, and if any part of this Agreement is rendered void, invalid, or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of the Agreement unless the part or parts which are void, invalid or unenforceable shall substantially impair the value of the whole Agreement to either party.

6.3 All notices and reports shall be sent to the parties at the addresses shown below. Such notice or report shall be deemed received when sent addressed to the party at the address shown below by recorded delivery or registered mail or by express service prepaid or by facsimile or telex confirmed by mail within seven (7) days. The addresses for

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                                    - 7 -

     notices and reports may be changed by timely written notice to the other party.

     For the Licensee:  VP Business Development
                        THERASENSE Inc
                        1360 South Loop Road
                        Alameda
                        CA 94502
                        United States

     For Unilever:      The Senior Agreements Officer
                        UNILEVER PLC
                        Patent Division
                        Colworth House
                        Sharnbrook
                        Bedfordshire MK44 1LQ
                        England

6.4 Unilever PLC and Unilever NV represent and warrant that they own all right title and interest in and to the Patent Rights or are otherwise authorised to enter into this Agreement, and that the patent applications in the Patent Rights were made in good faith, and Unilever is not aware of grounds which invalidate the Patent Rights, but Unilever expressly do not warrant the validity of any of the Patent Rights.

6.5 Unilever expressly does not warrant that any Licensed Product is free from infringement of any third party patent or other intellectual property rights. The Licensee accepts full responsibility for the manufacture, use and sale of all Licensed Products and Unilever shall not be liable to the Licensee or any Affiliate or any customers thereof for the consequences of such manufacture, use or sale, and the Licensee shall defend, hold harmless and indemnify Unilever from any and all damages, costs (including reasonable attorney's fees) or judgements of any kind which arise from such manufacture, use or sale of Licensed Product.
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                                     -8-

6.6 The Licensee shall not make any use of the Unilever name or any trademark of Unilever or of any of its subsidiaries or affiliates, in connection with the manufacture, use, promotion or sale of Licensed Products or otherwise without the prior written consent of Unilever.

6.7 The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

     (a)  with the prior written consent of the other party; or

     (b) to any governmental body having jurisdiction to call therefor; provided, however that the disclosing party shall consult with the other party prior to any disclosure and the two parties shall cooperate in good faith to minimise any unnecessary disclosure to such government body; or

     (c) subject to (d) below, as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; or

     (d) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as
          (a) the restrictions are embodied in a court-entered Protective Order and (c) the disclosing party informs the other party in writing at least ten (10) days in advance of the disclosure; or

     (e) in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with bona fide financial transaction, or
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                                     - 9 -

     (f) as required to comply with regulatory requirements of any governmental or quasi-governmental institution.

6.8 No licence is hereby granted to the Licensee for making any Product falling within the Patent Rights other than the Licensed Product.

6.9 In the performance of their obligations under this Agreement, the status of the parties, including its employees and agents, shall be that of independent contractors and not as employees or agents, or fiduciaries of the other party, and as such, neither party shall have the right to make any commitments for or on behalf of the other party. Nothing in this Agreement shall create any association, partnership or joint venture between the parties.

6.10 Failure by either party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the validity of the Agreement or any part thereof or the right of that party to enforce any provision thereof.

6.11 This Agreement shall be deemed to be made in and shall be construed in accordance with the laws of England for all matters (other than scope and validity of the Patent Rights which shall be construed and governed in accordance with the laws of the jurisdiction in which the Patent Rights have been granted).

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                                    - 10 -

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in three originals.

UNILEVER PLC

BY:         SIGNATURE HERE
          ----------------------------------------

TITLE:
          ----------------------------------------


UNILEVER NV

BY (1):     SIGNATURE HERE
          ----------------------------------------

TITLE:
          ----------------------------------------


BY (2):     SIGNATURE HERE
          ----------------------------------------

TITLE:
          ----------------------------------------


THERASENSE, INC.

BY:         SIGNATURE HERE
          ----------------------------------------

TITLE:    Vice President, Business Development
          ----------------------------------------